UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2020

Digipath, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-54239	27-3601979
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6450 Cameron Street, Suite 113 Las Vegas, NV	89118
(Address of principal executive offices)	(zip code)

(702) 527-2060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On March 9, 2020, Digipath, Inc. (“Digipath” or the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with VSSL Enterprises Ltd (“VSSL”), Kyle Joseph Remenda (“Remenda”), Philippe Olivier Henry, PhD (“Henry”) Audim Ventures Ltd. (“Audim”), and Britt Ash Enterprises Ltd. (“Britt Ash” and, together with Remenda, Henry and Audim, the “VSSL Stockholders”), pursuant to which Digipath acquired all of VSSL’s outstanding shares of capital stock from the VSSL Stockholders for consideration consisting of 6,500,000 million shares of Digipath’s common stock and a cash payment of $200,000. The closing of the acquisition occurred on March 11, 2020.

Based in British Colombia, Canada, VSSL is a cannabis genomics, plant sciences and consulting firm that builds predictive tools for the cannabis industry, and uses molecular and bioinformatics tools to deliver unique solutions suited to its customers’ business models.

As previously reported, Mr. Remenda, who held 45% of the VSSL’s shares prior to its acquisition by the Company, is the CEO of VSSL and was appointed as Digipath’s Chief Executive Officer in September 2019 in connection with the execution of the binding letter of intent with respect to the Company’s acquisition of VSSL. In addition, Mr. Henry, who also held 45% of VSSL’s shares prior to its acquisition by the Company, was engaged as a consultant by Digipath in September 2019.

The description of the Purchase Agreement and the terms of the Company’s acquisition of VSSL are qualified in their entirety by reference to the actual terms of Purchase Agreement, which has been filed as Exhibit 2.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The required financial information will be filed in an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this initial report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit 2.1	Stock Purchase Agreement between Digipath, Inc., VSSL Enterprises Ltd., Kyle Joseph Remenda, Philippe Olivier Henry, PhD, Audim Ventures Ltd. and Britt Ash Enterprises Ltd., dated March 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digipath, Inc.

Date:	March 13, 2020

By:	/s/ Todd Peterson
Todd Peterson
Chief Financial Officer